                                                                    EXHIBIT 10.3


                                    GUARANTY

        This Guaranty (this "Guaranty") is made as of September 2, 2001, by Maxtor Corporation, a corporation organized and existing under the laws of the State of Delaware with its office at 500 McCarthy Boulevard, Milpitas, California 95035 ("Guarantor"), to and for the benefit of CIT Technologies Corporation, a corporation organized under the laws of the State of Michigan, successor in interest to AT&T Commercial Finance Corporation and its assignees, with an address at 2285 Franklin Road, 2nd Floor, Bloomfield Hills, Michigan 48302, and its assignees (collectively the "Beneficiary").

                                    RECITALS

        A. Beneficiary and Hynix Semiconductor America Inc., formerly known as Hyundai Electronics America, Inc. ("HSA"), entered into that certain Master Equipment Lease Agreement, (as amended, modified, renewed, extended, restated or supplemented, the "Master Lease") dated January 17, 1997, under which Beneficiary agreed to lease to HSA certain media manufacturing, assembly and test equipment.

        B. Subsequent to the execution of the Master Lease, HSA and Beneficiary entered into Master Equipment Lease Agreement Schedules (as amended, modified, renewed, extended, restated or supplemented, the "Schedules"), pursuant to which Beneficiary leased to HSA certain equipment, as more particularly described in the Schedules (the "Equipment").

        C. Pursuant to those certain Assignment and Assumption Agreements, dated October 1, 1998, October 10, 1998, March 31, 1999 and June 18, 1999, by and between HSA and MMC Technology Inc. ("MMC"), HSA assigned to MMC all of HSA's right, title and interest as Lessee, in and to certain of the Schedules and the Master Lease relating to said Schedules, which Schedules are listed on the attached Exhibit A (as amended, modified, renewed, extended, restated or supplemented, the "Assigned Equipment Schedules"), and MMC assumed all such right, title, interest and obligations relating thereto (collectively, the "MMC Assignment and Assumption Documents"). Pursuant to the MMC Assignment and Assumption Documents, HSA acknowledged and agreed that it would remain responsible for all obligations imposed upon the Lessee under the Assigned Equipment Schedules.

        D. Pursuant to that certain Guaranty (the "Original Guaranty"), dated July 17, 1997, Hyundai Electronics Industries Co., Ltd. (now known as Hynix Semiconductor Inc.) ("HEI") guaranteed the payment and performance of HSA's obligations under the Original Agreements, including the Assigned Equipment Schedules and other obligations. In conjunction with the MMC Assignment and Assumption Documents, HEI executed and delivered in favor of Beneficiary Confirmations of Guaranty, pursuant to which HEI acknowledged and confirmed that the Original Guaranty continued in full force and effect.

        E. Pursuant to that certain Agreement and Plan of Reorganization dated as of August 15, 2001, between and among HSA, MMC, Lime Acquisition Corporation ("Merger Sub") and Guarantor, Guarantor intends to acquire MMC from HSA through the merger of Merger Sub with and into MMC (the "Merger"), with MMC being the surviving corporation. Pursuant to and as a requirement for authorization of the Merger, Guarantor has agreed to guarantee the payment and performance of MMC's obligations under the Assigned Equipment Schedules and the MMC Assignment and Assumption Documents (the Assigned Equipment Schedules and the MMC Assignment and Assumption Documents are herein collectively referred to as the "Agreements".)

        F. Prior to the consummation of the Merger, MMC was a wholly owned subsidiary of HSA.

        G. Upon consummation of the Merger, MMC shall be a wholly-owned subsidiary of Guarantor and Guarantor will derive commercial benefit from the provisions of this Guaranty.

        H. The Original Guaranty shall remain in full force and effect. The Original Guaranty and this Guaranty and any other Guaranty given at any time by any person or entity in favor of Beneficiary relating to any of the Agreements are intended to be the joint and several obligations of said guarantors.

                                    AGREEMENT

        NOW, THEREFORE, Guarantor agrees as follows:

1.      Guaranty and Indemnity

        1.1 In order to induce Beneficiary to consent to the Merger and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby irrevocably and unconditionally guarantees to Beneficiary, as a primary obligor and not as merely a surety, the due, full and punctual observance and performance of all of the terms, conditions and covenants on the part of MMC contained in the Agreements and the payment of each and every sum which from time to time MMC is liable to pay under the Agreements (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding, relating to MMC, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and which is not paid on the due date (whether by acceleration or otherwise), and accordingly Guarantor undertakes to pay any such sum immediately on Beneficiary's request.

        1.2 Guarantor hereby irrevocably and unconditionally guarantees to pay interest (both before and after judgment) on all such sums demanded pursuant to Section 1.1 for the period from and including the date of first demand for payment thereof until payment in full, such interest being payable and calculated at the rate and in the manner stipulated in the Agreements in respect of overdue amounts (or if there is no such stipulation in the Agreements, then at the highest prime rate published in the "Money Rates" section of The Wall Street Journal on the date of first demand for payment plus two percent (2%) per annum). (If The Wall Street Journal no longer publishes prime rate information, Beneficiary shall select a different publication and furnish Guarantor with notice of said selection.)

        1.3 Guarantor shall indemnify and hold Beneficiary harmless on demand against any loss sustained by Beneficiary as a result of any of MMC's payment obligations under the

Agreements being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to Beneficiary.

        1.4 The obligations of Guarantor hereunder shall be continuing and accordingly shall not be satisfied by any intermediate payment of any sum outstanding under the Agreements but shall remain in full force and effect until all sums which may at any time be outstanding under the Agreements have been paid in full and all other obligations of MMC under the Agreements have been discharged in full.

        1.5 Beneficiary shall not be obligated, before making any demand of Guarantor hereunder, to make any demand of MMC or any other person or entity directly or indirectly obligated under the Agreements (an "Other Person"), to take any legal proceedings against MMC or any Other Person, to make or file any claim in a winding-up or dissolution of MMC or any Other Person, or to exercise any right which Beneficiary may have under any security or against any other guarantor or surety for the obligations of MMC under the Agreements.

        1.6 Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives diligence, presentment, demand of payment, protest, notice of dishonor, nonperformance, or nonpayment of any such liability, suit or taking of other action by Beneficiary against, and any other notice to, any party liable thereon (including Guarantor or any other guarantor), all affirmative defenses, offsets and counterclaims against Beneficiary, any right to the benefit of any security or statute of limitations, any requirement that Beneficiary proceed first against MMC or any Other Person, any other guarantor or any collateral security, and all defenses based on suretyship or impairment of collateral. Guarantor hereby waives any right to require that Beneficiary apply any payments or proceeds received toward satisfaction of the obligations guaranteed hereunder in any particular order, including any right to require Beneficiary to apply payments first to principal. Guarantor hereby unconditionally and irrevocably waives and releases any and all claims (as defined in and under Section 101 of Title 11, United States Code and any successor statute or code) against MMC now or hereafter arising out of or related directly or indirectly to any of the obligations of Guarantor under the Guaranty or any liabilities of MMC to Beneficiary, including (without limitation) any and all such claims arising from rights of subrogation, indemnity, reimbursement, contribution or setoff of Guarantor against MMC, whether arising by contract or otherwise.

        1.7 Beneficiary may, at any time and from time to time, without the consent of or notice to Guarantor, without incurring any responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor under this Guaranty:

               (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the obligations guaranteed hereunder, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the obligations guaranteed hereunder as so changed, extended, renewed or altered;

               (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure or howsoever securing, the obligations guaranteed hereunder any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

               (c) exercise or refrain from exercising any rights against MMC or any Other Person or others or otherwise act or refrain from acting;

               (d) settle or compromise, as against MMC or any Other Person, any of the obligations guaranteed hereunder, any security therefor, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof;

               (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of MMC to Beneficiary under the Agreements regardless of what liability or liabilities of MMC remain unpaid;

               (f) consent to or waive any breach of, or any act, omission or default under the Agreements or otherwise amend, modify or supplement the Agreements; and/or

               (g) act or fail to act in any manner referred to in this Guaranty which may deprive Guarantor of its right to subrogate against MMC to recover full indemnity for any payments made pursuant to this Guaranty.

        1.8 The obligations of Guarantor hereunder are absolute, continuing, unlimited, independent and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, diminished, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation:

               (a) any extension of time (whether as to payment or otherwise) or other indulgence given by Beneficiary to MMC or any Other Person in respect of any obligation of MMC or any Other Person under the Agreements;

               (b) any variation of any provision of the Agreements or this Guaranty (whether or not Guarantor is a party to or cognizant of the same);

               (c)    any action or inaction by Beneficiary as contemplated in
        Section 1.7;

               (d) any illegality, invalidity, irregularity or unenforceability of any provision of the Agreements or of any part of the obligations guaranteed hereunder;

               (e) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by MMC against Beneficiary;

               (f) any dissolution, winding-up or corporate reorganization of MMC or Guarantor;

               (g) any transfer or extinction of any of the liabilities of MMC or Guarantor by any law, regulation, decree, judgment, order or similar instrument;

               (h) any other act, omission, circumstance or thing which, but for this provision, would or might constitute a legal or equitable discharge or defense of a surety;

               (i) the failure by the Beneficiary to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral relating to the obligations guaranteed hereunder;

               (j) any judicial or governmental action affecting Beneficiary, the Equipment, the Agreements, or the obligations guaranteed hereunder, including, but not limited to, Beneficiary's release from the obligations guaranteed hereunder or the rejection or disaffirmance of the Agreements or other agreement or any of the terms thereof;

               (k) any assignment or transfer of any rights relating to the obligations guaranteed hereunder; or

               (l) the disallowance of all or any portion of Beneficiary's claim(s) for repayment of the guaranteed obligations under any bankruptcy or insolvency law or any other law regarding the rights of creditors generally, including, without limitation, Section 502 of Title 11 of the United States Code.

        1.9 Any moneys received or recovered by Beneficiary hereunder may at its discretion be credited to any suspense or impound account and may be held in that account for so long as it thinks fit pending their application at its discretion from time to time in or towards payment of sums from time to time falling due from MMC under the Agreements.

        1.10 So long as any sums are or may become outstanding under the Agreements, any right which Guarantor may have by reason of the performance of its obligations hereunder:

               (a)    to be indemnified by MMC;

               (b)    to prove in a winding-up of MMC for any moneys owed to it;

               (c) to claim any contribution from any other surety for MMC's obligations under the Agreements;

               (d) to take the benefit, in whole or in part, of any security held by Beneficiary for the obligations of MMC under the Agreements; or

               (e)    to be subrogated to any of Beneficiary's rights under the
        Agreements:

shall not be exercisable by it without the prior written consent of Beneficiary and then only in such manner and upon such terms as Beneficiary requires, and Guarantor shall hold any moneys at any time received or recovered by it as a result of the exercise of any such right in trust for

Beneficiary for application in or towards payment of sums from time to time falling due from MMC under the Agreements.

        1.11 Guarantor shall indemnify Beneficiary against any loss or expense, including legal fees, which it may sustain or incur as a consequence of any default by Guarantor in the performance of any of the obligations expressed to be assumed by it herein.

        1.12 Guarantor agrees that all payments made by MMC or Guarantor to Beneficiary will, when made, be final. Guarantor agrees that if any such payment is recovered from or repaid by Beneficiary, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against MMC or Guarantor, this Guaranty shall continue to be fully applicable to the obligations guaranteed hereunder to the same extent as though the payment so recovered or repaid had never been originally made.

2.      Deductions and Taxes

        2.1 All sums payable by Guarantor pursuant to this Guaranty (collectively, the "Payments") shall be paid, except to the extent required by law in each case:

               (a)    free of any restriction or condition;

               (b) without deduction or withholding on account of any other amount, whether by way of set-off or otherwise; and

               (c) free and clear and without any deduction or withholding on account of any tax.

        2.2 If Guarantor is required at any time under any law to withhold or deduct any tax from any Payment, the sum payable by Guarantor in respect of which such withholding or deduction is required to be made shall be increased to the extent necessary to ensure that, after the making of the required withholding or deduction, Beneficiary receives and retains (free from any liability in respect of any such withholding or deduction) a net sum equal to the sum which it would have received and retained if no such withholding or deduction had been made or required to be made. Any such withheld or deducted amount shall be immediately paid to the competent tax office, and Guarantor shall obtain from the competent tax authorities and forward to Beneficiary a certificate of payment of such withholding tax or deduction in such form as shall be acceptable to the tax authorities having jurisdiction over Beneficiary.

3.      Representations and Warranties

        3.1    Guarantor represents and warrants to Beneficiary that:

               (a) it is duly incorporated and validly existing under the laws of the State of Delaware and has the necessary corporate power to enter into, exercise its rights and timely perform and comply with its obligations under this Guaranty;

               (b) all corporate action required on the part of Guarantor, its shareholders, directors and officers to authorize this Guaranty and its execution and performance have been properly taken in accordance with the laws of the State of Delaware and its Certificate of Incorporation or other constitutional documents, and this Guaranty has been validly executed and constitutes legal, valid, and binding obligations on its part enforceable in accordance with the terms hereof;

               (c) all approvals (governmental or otherwise) which are required to enable Guarantor to enter into this Guaranty and to perform and comply with its obligations hereunder have been obtained and are in full force and effect;

               (d) entering into this Guaranty will not infringe or constitute a default or breach of any other agreement to which Guarantor is a party, which could reasonably be expected to have a Material Adverse Effect (as hereinafter defined);

               (e) there is no current, pending or, so far as Guarantor is aware, threatened litigation, arbitration or administrative proceeding against or affecting Guarantor before any court, governmental agency or arbitrator which may, in any one case or in the aggregate, be reasonably expected to have a Material Adverse Effect (as hereinafter defined).

               (f) its obligations to pay principal, interest and all other amounts payable hereunder rank and will continue to rank at least pari passu in all respects with all other present and future unsecured and non-subordinated loans, debts, guarantees or other obligations, except for such claims as may be preferred by operation of law; and

               (g) Guarantor is the legal and beneficial owner of all of the issued and outstanding stock of MMC.

For purposes of this Guaranty, the term "Material Adverse Effect" shall mean a material adverse effect on or relating to (i) the conditions, operations, assets, businesses or prospects of MMC or Guarantor; (ii) MMC's or Guarantor's ability to pay or perform its obligations under the Agreements or this Guaranty, as applicable, or (iii) Beneficiary's ability to exercise its rights and/or enforce its remedies under the Agreements or this Guaranty.

4.      Covenants of Guarantor; Conditions to Effectiveness of Guaranty.

        4.1 Guarantor hereby covenants with Beneficiary that for so long as the Agreements remain in effect:

               (a)    it will furnish to Beneficiary:

                      (i) as soon as the same become available, copies of all documents sent to Guarantor's creditors generally in their capacity as such;

                      (ii) with reasonable promptness, details of any material litigation, arbitration or administrative proceeding current or threatened by or against or otherwise affecting Guarantor, which could reasonably be expected to have a Material Adverse Effect; and

                      (iii) within such period as Beneficiary may specify, all such other information relating to its financial condition and business operations as Beneficiary may reasonably request;

               (b) it will promptly advise Beneficiary in writing upon becoming aware of:

                      (i) any material adverse factor which may inhibit Guarantor in the performance of its obligations hereunder, including, without limitation, any material adverse change in Guarantor's, MMC's, or any of its or their subsidiaries' financial condition; and

                      (ii) any such current, pending or threatened litigation, arbitration of administrative proceeding as is referred to in
               Section 3.1(e);

               (c) it will at all times comply with any law or directive and any conditions of any consent relating to this Guaranty;

               (d) it will ensure that the payment obligations hereunder rank and will at all times rank at least equally and ratably in all respects with all its other unsecured and unsubordinated indebtedness, except for such claims as may be preferred by operation of law;

               (e) it will not merge or consolidate with or into any other corporation unless (i) MMC is not in default under its obligations under the Agreements; (ii) Guarantor is not in default under this Guaranty;
        (iii) Guarantor is the surviving entity of any such merger or consolidation; and (iv) Guarantor's net worth immediately after such merger or consolidation shall be at least equal to Guarantor's net worth immediately preceding such merger or consolidation. The reference in this Section 4.1(e) to "net worth" shall mean, on the particular date of determination, all shareholder's equity on Guarantor's balance sheet determined in accordance with generally accepted accounting principles consistently applied; and

               (f) it will not take any step with a view to dissolution, liquidation or winding-up.

        4.2 As to each Agreement, this Guaranty shall become effective automatically and without further action upon delivery by Guarantor to Beneficiary of an acknowledgement substantially in the form attached as Exhibit B hereto confirming that Guarantor has received and reviewed the Agreement and that the Agreement is to be included as one of the "Agreements" (as defined in this Guaranty).

5.      Calculations and Evidence

        5.1 The entries made in the accounts maintained by Beneficiary in respect of this Guaranty or the Agreements in accordance with its usual practice shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of Guarantor and/or MMC therein recorded.

        5.2 A certificate issued by Beneficiary as to any applicable rate of interest, lease rate factor or daily interest charge, the amount advanced under the Agreements or any sum, fee or other payment payable to it under this Guaranty or the Agreements and any other certificate, determination, notification or opinion of Beneficiary provided for in this Guaranty or the Agreements shall, in the absence of manifest error, be conclusive evidence that such is so payable or as to any other matter covered thereby.

6.      Set-Off

        6.1 Guarantor authorizes Beneficiary, without prior notice to Guarantor, to set-off any liabilities of Beneficiary to MMC or Guarantor in or towards the satisfaction of all or any of the obligations of MMC or Guarantor to Beneficiary under the Agreements or this Guaranty, and for such purpose, Beneficiary is authorized to use all or any part of any such credit balance or liability to buy such other currencies as may be necessary to effect such application or set-off.

        6.2 Beneficiary shall not be obligated to exercise any of its rights under Section 6.1, which rights shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is any time otherwise entitled, whether by operation of law, contract or otherwise.

7.      Dispute Resolution

        7.1 This Guaranty and all disputes arising out of or in connection with this Guaranty shall be governed by, interpreted under, and construed and enforceable in accordance with, the internal laws (without the application of the conflict of laws principals) of the State of New Jersey, U.S.A. Guarantor will, contemporaneous with its execution of this Guaranty, deliver to Beneficiary an executed Consent to Jurisdiction and Service of Process in the form attached as Exhibit C hereto.

8.      Miscellaneous

        8.1 Modifications. This Guaranty shall not be modified, amended, canceled or altered in any way, and may not be modified by custom, usage of trade or course of dealing, except by an instrument in writing signed by Beneficiary.

        8.2 Waiver. The performance of any obligation required of Guarantor hereunder may be waived only by a written waiver signed by Beneficiary, and such waiver shall be effective only with respect to the specific obligation described. The waiver by Beneficiary of a breach of any provision of this Guaranty by Guarantor shall not operate or be construed as a waiver of any subsequent breach of the same provision or another provision of this Guaranty.

        8.3 Severability. If any provision hereof is found invalid, illegal or unenforceable pursuant to any executive, legislative, judicial or other decree or decision, the remainder of this Guaranty shall remain valid, legal and enforceable according to its terms, and such invalid, illegal or unenforceable provision shall be replaced with a provision that approximates the substance and spirit of the invalid, illegal or unenforceable provision as closely as possible without being invalid, illegal or unenforceable.

        8.4 Assignment. Guarantor shall not have the right, power or authority to assign or transfer this Guaranty or any of its rights or obligations hereunder to any third party. Beneficiary shall have the unqualified right to assign or otherwise transfer this Guaranty or any portion thereof or any benefits hereunder, in whole or in part, to any party(ies), without the consent of Guarantor or MMC and such assignee(s) shall have all of the rights, privileges and powers granted hereunder to Beneficiary as it would have had if it had been a party to this Guaranty and shall have the right to rely upon this Guaranty.

        8.5 Third Party Benefits. This Guaranty shall be binding upon, and inure to the benefit of, Beneficiary and its successors and assigns.

        8.6 Time. Time shall be of the essence of this Guaranty, but no failure on the part of Beneficiary to exercise, and no delay on its part in exercising, any right or remedy under this Guaranty will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

        8.7 Cumulation of Remedies. The rights and remedies provided in this Guaranty are cumulative and not exclusive of any rights or remedies provided by law.

        8.8 Notices. All notices, demands, requests, consents or other communications hereunder shall be in writing and in English and shall be given by personal delivery, by express courier, by registered or certified mail with return receipt requested, or by telex or facsimile, to the parties at the addresses shown below, or to such other address as may be designated by written notice given by either party to the other party. Any communication under this Guaranty shall be deemed to be received upon delivery if personally delivered, one (1) day after dispatch if sent by express courier, three (3) days after dispatch if sent by registered or certified mail with return receipt requested, or upon dispatch if sent by telex or facsimile.

        To Guarantor:

                      Maxtor Corporation
                      2190 Miller Drive
                      Longmont, CO 80501
                      Attention: Glenn H. Stevens, Esq.

        To Beneficiary:

                      CIT Technologies Corporation
                      2285 Franklin Road, 2nd Floor
                      Bloomfield Hills, MI  48302
                      Attention: Chief Counsel
                      Facsimile: (248) 339-1596

        8.9 Counterparts. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.10 Captions. The section headings and captions contained herein are for purposes of reference and convenience only and shall not in any way affect the meaning or interpretation of this Guaranty.

        8.11 Number and Gender. Whenever used in this Guaranty, the singular terms shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

        8.12 Currency. All obligations guaranteed hereunder shall be measured in U.S. dollars.

        8.13 Costs and Expenses. Guarantor agrees to pay all costs and expenses, including without limitation, all court costs and legal fees and expenses incurred by Beneficiary in connection with the enforcement of this Guaranty.

        8.14 Waiver of Jury Trial. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND THIS GUARANTY.

        8.15 Assistant Secretary's Certificate. Contemporaneous with the execution of this Guaranty, Guarantor will deliver to Beneficiary a duly executed Assistant Secretary's Certificate in the form of Exhibit D hereto.

        8.16 Advice of Counsel; Understanding With Respect to Waivers and Consents. GUARANTOR CONFIRMS AND ACKNOWLEDGES THAT IT HAS CONSULTED LEGAL COUNSEL AND SUCH OTHER ADVISORS AS IT DEEMS APPROPRIATE IN CONNECTION WITH ITS REVIEW OF THE AGREEMENTS AND ITS NEGOTIATION, EXECUTION AND DELIVERY OF THIS GUARANTY AND THE CONSENTS TO JURISDICTION AND SERVICE OF PROCESS ATTACHED HERETO AS EXHIBIT C. Guarantor understands and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Beneficiary or others or against any collateral.

        8.17 Entire Agreement. This document contains the entire agreement of the parties concerning the guarantee of Agreements by the undersigned, and may not be amended or modified except in a writing signed by Guarantor and Beneficiary.

        8.18 Joint and Several. Guarantor's obligations are intended to and shall be joint and several with any other person or entity executing and delivery, at any time, guaranty agreements in favor of Beneficiary relating to the Agreements.

        IN WITNESS WHEREOF, Guarantor executed this Guaranty as of the date first above written.

MAXTOR CORPORATION                          CIT TECHNOLOGIES CORPORATION


By: /s/ GLENN H. STEVENS                    By: /s/ S. LYNN STENBACK
    ----------------------------------          -------------------------------

Name: Glenn H. Stevens                      Name: S. Lynn Stenback
      -------------------------------             -----------------------------

Title: Senior Vice President,               Title: VP & Asst. Gen. Counsel
       General Counsel and Secretary              ----------------------------
       ------------------------------

                                   EXHIBIT A

                          ASSIGNED EQUIPMENT SCHEDULES

Equipment Schedule IA0                                 Dated June 18, 1997
Equipment Schedule IA1                                 Dated September 18, 1997
Equipment Schedule IA2                                 Dated October 17, 1997
Equipment Schedule IA3                                 Dated October 18, 1997
Equipment Schedule IA4-1                               Dated November 18, 1997
Equipment Schedule IA4-2                               Dated November 18, 1997
Equipment Schedule IA4-3                               Dated November 18, 1997
Equipment Schedule IA4-4                               Dated November 18, 1997
Equipment Schedule IA5                                 Dated February 15, 1998
Equipment Schedule IA6                                 Dated July 22, 1998
Equipment Schedule IA7-A                               Dated January 16, 1999
Equipment Schedule IA7-A(1)                            Dated January 16, 1999
Equipment Schedule IA7-B                               Dated January 16, 1999
Equipment Schedule IA7-C                               Dated January 16, 1999
Equipment Schedule IA8-A                               Dated February 15, 1999
Equipment Schedule IA8-B                               Dated February 15, 1999
Equipment Schedule IA8-C                               Dated February 15, 1999
Equipment Schedule IA8-D                               Dated February 15, 1999
Equipment Schedule IA8-E                               Dated February 15, 1999
Equipment Schedule II-H                                Dated October 18, 1997
Equipment Schedule II-C                                Dated October 18, 1997
Equipment Schedule MMC-001                             Dated December 23, 1998
Equipment Schedule PLATE-1                             Dated April 17, 1998
Equipment Schedule POLISH-1                            Dated February 15, 1998
Equipment Schedule POLISH-2                            Dated February 15, 1998
Equipment Schedule POLISH-3                            Dated December 1, 1998
Equipment Schedule TS-1                                Dated October 18, 1997
Equipment Schedule TS-2                                Dated October 18, 1997
Equipment Schedule TS-3                                Dated October 18, 1997
Equipment Schedule TS-4                                Dated October 18, 1997
Equipment Schedule 001U                                Dated June 18, 1997
Equipment Schedule 002U                                Dated June 18, 1997
Equipment Schedule 003U                                Dated June 18, 1997
Equipment Schedule 004U                                Dated June 18, 1997
Equipment Schedule 005U                                Dated June 18, 1997
Equipment Schedule 006U                                Dated June 18, 1997
Equipment Schedule 007U                                Dated August 22, 1997
Equipment Schedule 008U                                Dated August 22, 1997
Equipment Schedule 009U                                Dated September 22, 1997
Equipment Schedule 010U                                Dated September 22, 1997
Equipment Schedule 011U                                Dated October 10, 1997

                                   EXHIBIT B

                    REVIEW AND ACKNOWLEDGEMENT OF AGREEMENTS

     Reference is made to the Guaranty dated as of September 2, 2001 by Maxtor Corporation ("Guarantor") in favor of CIT Technologies Corporation ("Beneficiary"). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Guaranty.

     Guarantor confirms that it has received and reviewed the documents listed below (the "Subject Agreements") and that these documents are to be included as "Agreements" (as defined in the Guaranty), the payment and performance of MMC under which is guaranteed by Guarantor:

     -    MASTER LEASE AGREEMENT (AS DEFINED IN THE GUARANTY)

     -    ASSIGNED EQUIPMENT SCHEDULES (AS DEFINED IN THE GUARANTY)

     -    ASSIGNMENT AND ASSUMPTION AGREEMENTS (AS DEFINED IN THE GUARANTY)

     Attached hereto as Exhibit A is a true and correct copy of the minutes of the meeting (or other corporate action) of the Board of Directors of Guarantor duly adopting resolutions (a) approving the execution and delivery of this acknowledgement and the guaranty, (pursuant to the Guaranty) of the obligations of MMC under the Subject Agreements and (b) authorizing the officer whose signature appears below to execute and deliver this acknowledgement, and such resolutions have not been amended or rescinded and are currently in full force and effect.

     IN WITNESS WHEREOF, the undersigned officer of Guarantor has duly executed this acknowledgement as of ________, 2001.

                                        MAXTOR CORPORATION



                                        By:
                                            -----------------------------------

                                        Name:
                                               --------------------------------

                                        Title:
                                               --------------------------------

                    REVIEW AND ACKNOWLEDGEMENT OF AGREEMENTS

     Reference is made to the Guaranty dated as of September 2, 2001 by Maxtor Corporation ("Guarantor") in favor of CIT Technologies Corporation ("Beneficiary"). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Guaranty.

     Guarantor confirms that it has received and reviewed the documents listed below (the "Subject Agreements") and that these documents are to be included as "Agreements" (as defined in the Guaranty), the payment and performance of MMC under which is guaranteed by Guarantor:

     -    MASTER LEASE AGREEMENT (AS DEFINED IN THE GUARANTY)

     -    ASSIGNED EQUIPMENT SCHEDULES (AS DEFINED IN THE GUARANTY)

     -    ASSIGNMENT AND ASSUMPTION AGREEMENTS (AS DEFINED IN THE GUARANTY)

     Attached hereto as Exhibit A is a true and correct copy of the minutes of the meeting (or other corporate action) of the Board of Directors of Guarantor duly adopting resolutions (a) approving the execution and delivery of this acknowledgement and the guaranty, (pursuant to the Guaranty) of the obligations of MMC under the Subject Agreements and (b) authorizing the officer whose signature appears below to execute and deliver this acknowledgement, and such resolutions have not been amended or rescinded and are currently in full force and effect.

     IN WITNESS WHEREOF, the undersigned officer of Guarantor has duly executed this acknowledgement as of ________, 2001.

                                        MAXTOR CORPORATION



                                        By: /s/ GLENN H. STEVENS
                                            ------------------------------------

                                        Name:   Glenn H. Stevens
                                                --------------------------------

                                        Title:  Senior Vice President, General
                                                --------------------------------
                                                Counsel and Secretary
                                                --------------------------------

                    REVIEW AND ACKNOWLEDGEMENT OF AGREEMENTS

     Reference is made to the Guaranty dated as of September 2, 2001 by Maxtor Corporation ("Guarantor") in favor of CIT Technologies Corporation ("Beneficiary"). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Guaranty.

     Guarantor confirms that it has received and reviewed the documents listed below (the "Subject Agreements") and that these documents are to be included as "Agreements" (as defined in the Guaranty), the payment and performance of MMC under which is guaranteed by Guarantor:

     -    MASTER LEASE AGREEMENT (AS DEFINED IN THE GUARANTY)

     -    ASSIGNED EQUIPMENT SCHEDULES (AS DEFINED IN THE GUARANTY)

     -    ASSIGNMENT AND ASSUMPTION AGREEMENTS (AS DEFINED IN THE GUARANTY)

     Attached hereto as Exhibit A is a true and correct copy of the minutes of the meeting (or other corporate action) of the Board of Directors of Guarantor duly adopting resolutions (a) approving the execution and delivery of this acknowledgement and the guaranty, (pursuant to the Guaranty) of the obligations of MMC under the Subject Agreements and (b) authorizing the officer whose signature appears below to execute and deliver this acknowledgement, and such resolutions have not been amended or rescinded and are currently in full force and effect.

     IN WITNESS WHEREOF, the undersigned officer of Guarantor has duly executed this acknowledgement as of August 30, 2001.

                                        MAXTOR CORPORATION



                                        By: /s/ GLENN H. STEVENS
                                            ------------------------------------

                                        Name:   Glenn H. Stevens
                                                --------------------------------

                                        Title:  Senior Vice President, General
                                                --------------------------------
                                                Counsel and Secretary
                                                --------------------------------

                                   EXHIBIT A
                               BOARD RESOLUTIONS

                               MAXTOR CORPORATION
                       ASSISTANT SECRETARY'S CERTIFICATE


     I, William Sweeney, in my capacity as Assistant Secretary of Maxtor Corporation, a Delaware corporation (the "CORPORATION"), and on behalf of the Corporation, do hereby certify as set forth below:

     1. I am the duly elected, qualified and acting Assistant Secretary of the Corporation, and as such, I am authorized to execute and deliver this certificate on behalf of the Corporation.

     2. Attached hereto as EXHIBIT A is a true, complete and correct copy of resolutions duly and validly adopted at a regular meeting of the board of directors of the Corporation (the "BOARD") held on August 7, 2001, pursuant to which the Board approved the execution and delivery of the Agreement and Plan of Reorganization (the "AGREEMENT"), by and among the Corporation, Lime Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Corporation ("MERGER SUB"), MMC Technology, Inc., a California corporation, and Hynix Semiconductor America, Inc., a California corporation, the performance by the Corporation of all of the terms thereof, and the consummation of all of the transactions contemplated thereby. Such resolutions have not been amended or modified, are in full force and effect and are the only resolutions adopted by the Board relating to the Agreement and the transactions contemplated thereby.

     IN WITNESS WHEREOF, the undersigned has caused this Assistant Secretary's Certificate to be executed as of the 15th day of August 2001.

                                        MAXTOR CORPORATION



                                        /s/ WILLIAM SWEENEY
                                        ------------------------------------
                                        William Sweeney
                                        Assistant Secretary

                                   EXHIBIT A

                               RESOLUTIONS OF THE
                             BOARD OF DIRECTORS OF
                               MAXTOR CORPORATION

                                 AUGUST 7, 2001


I.  AUTHORIZATION OF MERGER.

    WHEREAS, the Board of Directors (the "Board") of Maxtor Corporation, a Delaware corporation (the "Corporation") has determined that it is desirable and in the best interests of the Corporation and its stockholders, based on the recommendation of the Affiliated Transactions Committee, to enter into the Agreement and Plan of Reorganization by and between the Corporation, Lime Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Corporation ("Merger Sub"), MMC Technology, Inc., a California corporation (the "Target"), and Hynix Semiconductor America Inc., a California corporation, in substantially the form attached hereto as Attachment I (the "Merger Agreement"), providing for, among other things, the merger of the Target with and into Merger Sub pursuant to which the Target shall be the surviving corporation and become a wholly-owned subsidiary of the Corporation (the "Merger").

    WHEREAS, the Board has determined, based on the recommendation of the Affiliated Transactions Committee, that is desirable and in the best interests of the Corporation and its stockholders to consummate the transactions contemplated by the Merger Agreement.

    NOW, THEREFORE, BE IT RESOLVED, that, based on the recommendation of the Affiliated Transactions Committee, the terms and conditions of the Merger as set forth in the Merger Agreement are hereby authorized and approved, with such changes and modifications as the officers of the Corporation may consider necessary or appropriate.

    RESOLVED FURTHER, that the form of the Merger Agreement, substantially in the form attached hereto as Attachment 1, is hereby approved, and the officers of the Corporation be, and each of them is, authorized and directed to execute and deliver the Merger Agreement and such other agreements as are provided as set forth in the exhibits to the Merger Agreement, and such other instruments and documents, as may be necessary or appropriate to consummate the transactions contemplated by the Merger, together with such changes, modifications, additions or deletions as the officer of the Corporation executing the same may deem necessary or appropriate, such approval to be conclusively evidenced by the execution and deliver thereof.

    RESOLVED FURTHER, that the officers of the Corporation be, and each of them is, authorized and directed to create and form a wholly owned subsidiary of the Corporation under Delaware law named Lime Acquisition Corporation.

     RESOLVED FURTHER, that in furtherance of the Merger, the officers of the Corporation be, and each of them is, authorized and directed to execute and file with the Secretary of State of the State of California a certificate of merger ("Certificate of Merger") pursuant to the California General Corporation Law, such Certificate of Merger to be in the form approved by the officer executing the same, and, if appropriate, such other certificates, instruments, and documents as may be required to be filed by the Corporation with the Secretary of State of the State of California or any other state, together with such changes, modifications, additions or deletions as the officer of the Corporation executing the same may deem necessary or appropriate, such approval to be conclusively evidenced by the execution and filing thereof.

     RESOLVED FURTHER, that all prior actions taken by any officer of the Corporation with respect to the preparation, negotiation and execution of the Merger Agreement and all agreements related thereto and otherwise to effect the purposes and intent of the Merger Agreement, are hereby ratified, confirmed and approved.

2.   ENABLING RESOLUTIONS.

     RESOLVED, that any officer of the Corporation is hereby authorized to take such further actions as any of them shall deem necessary or advisable in order to carry out and perform the purpose and intent of the foregoing resolutions.

     RESOLVED FURTHER, that any actions taken prior to the date of the foregoing resolutions by any officer of the Corporation that are within the authority conferred upon such officer, are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

                                   EXHIBIT C

                            CONSENT TO JURISDICTION
                             AND SERVICE OF PROCESS
                              IN THE UNITED STATES

     Reference is made to the attached Guaranty ("Agreement") dated the 2nd day of September, 2001 by Maxtor Corporation ("Guarantor") in favor of CIT Technologies Corporation ("CIT"). As an inducement for CIT to execute and deliver such Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally and irrevocably consents to the jurisdiction of any court of record of the State of New Jersey, or of the United States District Court for the District of New Jersey, and the courts of any other appropriate jurisdiction as CIT may elect in any action or proceeding arising out of or relating to such Agreement. Guarantor hereby consents to the jurisdiction and Guarantor hereby accepts the jurisdiction of such courts, for the purpose of any such action or proceeding.

     Guarantor unconditionally and irrevocably consents to the service of process in any action or proceeding in said courts by CIT mailing such service of process by United States Registered or Certified Mail, postage prepaid, or by receipt courier to Guarantor at the address set forth below, or to such other address as the Guarantor provides to CIT in writing. If the Guarantor is a foreign government, or entity thereof, Guarantor hereby further unconditionally and irrevocably waives any immunity or claim for immunity from the jurisdiction of the courts of the United States or any State thereof which it may otherwise have.

     GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND THIS GUARANTY.

Guarantor:          Maxtor Corporation

                    _________________________

                    _________________________

                    _________________________

                    Attention: ______________

                    Facsimile: ______________


                  [Remainder of page intentionally left blank]

MAXTOR CORPORATION

By:
   -----------------------------------
   Authorized Signature

   --------------------------------------
   Print Name

   --------------------------------------
   Title


Accepted by CIT Technologies Corporation this ______ day of ____________, 2001.


CIT TECHNOLOGIES CORPORATION

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------

                            CONSENT TO JURISDICTION
                             AND SERVICE OF PROCESS
                              IN THE UNITED STATES

     Reference is made to the attached Guaranty ("Agreement") dated the 2nd day of September, 2001 by Maxtor Corporation ("Guarantor") in favor of CIT Technologies Corporation ("CIT"). As an inducement for CIT to execute and deliver such Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally and irrevocably consents to the jurisdiction of any court of record of the State of New Jersey, or of the United States District Court for the District of New Jersey, and the courts of any other appropriate jurisdiction as CIT may elect in any action or proceeding arising out of or relating to such Agreement. Guarantor hereby consents to the jurisdiction and Guarantor hereby accepts the jurisdiction of such courts, for the purpose of any such action or proceeding.

     Guarantor unconditionally and irrevocably consents to the service of process in any action or proceeding in said courts by CIT mailing such service of process by United States Registered or Certified Mail, postage prepaid, or by receipt courier to Guarantor at the address set forth below, or to such other address as the Guarantor provides to CIT in writing. If the Guarantor is a foreign government, or entity thereof, Guarantor hereby further unconditionally and irrevocably waives any immunity or claim for immunity from the jurisdiction of the courts of the United States or any State thereof which it may otherwise have.

     GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND THIS GUARANTY.

Guarantor:          Maxtor Corporation

                    2452 Clover Basin Drive
                    Longmont, CO 80503
                    Attention: Glenn H. Stevens, Esq.
                    Facsimile: 303-678-3111




                  [Remainder of page intentionally left blank]

MAXTOR CORPORATION

By:   /s/ GLENN H. STEVENS
   -----------------------------------------
      Glenn H. Stevens
      Senior Vice President, General Counsel
      and Secretary




Accepted by CIT Technologies Corporation this ______ day of ____________, 2001.


CIT TECHNOLOGIES CORPORATION

By:  /s/ S. LYNN STENBACK
   -----------------------------------

Name:  S. Lynn Stenback
     ---------------------------------

Title:  VP & Asst. Gen Counsel
      --------------------------------

                            CONSENT TO JURISDICTION
                             AND SERVICE OF PROCESS
                              IN THE UNITED STATES

     Reference is made to the attached Guaranty ("Agreement") dated the 2nd day of September, 2001 by Maxtor Corporation ("Guarantor") in favor of CIT Technologies Corporation ("CIT"). As an inducement for CIT to execute and deliver such Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally and irrevocably consents to the jurisdiction of any court of record of the State of New Jersey, or of the United States District Court for the District of New Jersey, and the courts of any other appropriate jurisdiction as CIT may elect in any action or proceeding arising out of or relating to such Agreement. Guarantor hereby consents to the jurisdiction and Guarantor hereby accepts the jurisdiction of such courts, for the purpose of any such action or proceeding.

     Guarantor unconditionally and irrevocably consents to the service of process in any action or proceeding in said courts by CIT mailing such service of process by United States Registered or Certified Mail, postage prepaid, or by receipt courier to Guarantor at the address set forth below, or to such other address as the Guarantor provides to CIT in writing. If the Guarantor is a foreign government, or entity thereof, Guarantor hereby further unconditionally and irrevocably waives any immunity or claim for immunity from the jurisdiction of the courts of the United States or any State thereof which it may otherwise have.

     GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND THIS GUARANTY.

Guarantor:          Maxtor Corporation

                    2452 Clover Basin Drive
                    Longmont, CO 80503
                    Attention: Glenn H. Stevens, Esq.
                    Facsimile: 303-678-3111




                  [Remainder of page intentionally left blank]

MAXTOR CORPORATION

By:   /s/ GLENN H. STEVENS
   -----------------------------------------
      Glenn H. Stevens
      Senior Vice President, General Counsel
      and Secretary




Accepted by CIT Technologies Corporation this ______ day of ____________, 2001.


CIT TECHNOLOGIES CORPORATION

By:  [SIGNATURE ILLEGIBLE]
   -----------------------------------

Name: [ILLEGIBLE]
     ---------------------------------

Title:  VP & Asst. Gen Counsel
      --------------------------------

                                   EXHIBIT D

                       ASSISTANT SECRETARY'S CERTIFICATE

     I, _____________________, Assistant Secretary of Maxtor Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), hereby certify:

     1. that attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of the Company, and all amendments thereto, as in effect on the date hereof, which Articles of Incorporation and amendments thereto continue and are in full force and effect;

     2. that attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, including all amendments thereto as of the date hereof, which Bylaws continue and are in full force and effect;

     3. that attached hereto as Exhibit C is a true and correct copy of the minutes of the meeting of the Board of Directors of the Company duly held on August 7, 2001, at which a quorum of Directors was present and acting throughout and adopted resolutions (i) approving the execution, delivery and performance of a guarantee (the "Guaranty") to be made by the Company in favor of CIT Technologies Corporation, and its assignees (collectively, the "Beneficiary") under the Assigned Equipment Schedules and the MMC Assignment and Assumption Documents (as defined in the Guaranty) (collectively, the "Agreements"), and
(ii) authorizing certain officers of the Company to execute and deliver the Guaranty and any documents to be delivered by the Company pursuant thereto, which resolutions have not been amended or rescinded and are currently in full force and effect;

     4. that the seal impression of each of the Directors of the Company affixed on the minutes of the meeting of the Board of Directors referred to above is genuine;

     5. that the representations and warranties set forth in the Guaranty are, true and correct as of the date hereof;

     6. that the following persons hold the respective titles indicated opposite their names, that the specimen signatures set forth opposite their titles are their genuine signatures, and that each of them is authorized in the name of and on behalf of the Company to execute and deliver the Guaranty and any other documents and instruments contemplated therein and to bind the Company thereby:

Name                               Title                          Signature
----                               -----                          ---------


     IN WITNESS WHEREOF, I have executed this Certificate on ____________, 2001.


_____________________________
Name

Title: Assistant Secretary

                       ASSISTANT SECRETARY'S CERTIFICATE

     I, William Sweeney, Assistant Secretary of Maxtor Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), hereby certify:

     1. that attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of the Company, and all amendments thereto, as in effect on the date hereof, which Articles of Incorporation and amendments thereto continue and are in full force and effect;

     2. that attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, including all amendments thereto as of the date hereof, which Bylaws continue and are in full force and effect;

     3. that attached hereto as Exhibit C is a true and correct copy of the minutes of the meeting of the Board of Directors of the Company duly held on August 7, 2001, at which a quorum of Directors was present and acting throughout and adopted resolutions (i) approving the execution, delivery and performance of a guarantee (the "Guaranty") to be made by the Company in favor of CIT Technologies Corporation, and its assignees (collectively, the "Beneficiary") under the Assigned Equipment Schedules and the MMC Assignment and Assumption Documents (as defined in the Guaranty) (collectively, the "Agreements"), and
(ii) authorizing certain officers of the Company to execute and deliver the Guaranty and any documents to be delivered by the Company pursuant thereto, which resolutions have not been amended or rescinded and are currently in full force and effect;

     4. that the seal impression of each of the Directors of the Company affixed on the minutes of the meeting of the Board of Directors referred to above is genuine;

     5. that the representations and warranties set forth in the Guaranty are, true and correct as of the date hereof;

     6. that the following persons hold the respective titles indicated opposite their names, that the specimen signatures set forth opposite their titles are their genuine signatures, and that each of them is authorized in the name of and on behalf of the Company to execute and deliver the Guaranty and any other documents and instruments contemplated therein and to bind the Company thereby:

Name                               Title                          Signature
----                               -----                          ---------
Glenn H. Stevens           Senior Vice President,           /s/ GLENN H. STEVENS
                           General Counsel & Secretary

     IN WITNESS WHEREOF, I have executed this Certificate on August 30, 2001.


/s/ WILLIAM SWEENEY
------------------------------------
Name: William Sweeney
Title: Assistant Secretary

                       ASSISTANT SECRETARY'S CERTIFICATE

     I, William Sweeney, Assistant Secretary of Maxtor Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), hereby certify:

     1. that attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of the Company, and all amendments thereto, as in effect on the date hereof, which Articles of Incorporation and amendments thereto continue and are in full force and effect;

     2. that attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, including all amendments thereto as of the date hereof, which Bylaws continue and are in full force and effect;

     3. that attached hereto as Exhibit C is a true and correct copy of the minutes of the meeting of the Board of Directors of the Company duly held on August 7, 2001, at which a quorum of Directors was present and acting throughout and adopted resolutions (i) approving the execution, delivery and performance of a guarantee (the "Guaranty") to be made by the Company in favor of CIT Technologies Corporation, and its assignees (collectively, the "Beneficiary") under the Assigned Equipment Schedules and the MMC Assignment and Assumption Documents (as defined in the Guaranty) (collectively, the "Agreements"), and
(ii) authorizing certain officers of the Company to execute and deliver the Guaranty and any documents to be delivered by the Company pursuant thereto, which resolutions have not been amended or rescinded and are currently in full force and effect;

     4. that the seal impression of each of the Directors of the Company affixed on the minutes of the meeting of the Board of Directors referred to above is genuine;

     5. that the representations and warranties set forth in the Guaranty are, true and correct as of the date hereof;

     6. that the following persons hold the respective titles indicated opposite their names, that the specimen signatures set forth opposite their titles are their genuine signatures, and that each of them is authorized in the name of and on behalf of the Company to execute and deliver the Guaranty and any other documents and instruments contemplated therein and to bind the Company thereby:

Name                               Title                          Signature
----                               -----                          ---------
Glenn H. Stevens           Senior Vice President,           /s/ GLENN H. STEVENS
                           General Counsel & Secretary

     IN WITNESS WHEREOF, I have executed this Certificate on August 30, 2001.


/s/ WILLIAM SWEENEY
------------------------------------
Name: William Sweeney
Title: Assistant Secretary

                                   EXHIBIT A
                           ARTICLES OF INCORPORATION

                               State of Delaware

                        Office of the Secretary of State

                        ________________________________


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE,

DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

CORRECTION OF "MAXTOR CORPORATION", FILED IN THIS OFFICE ON THE FIRST DAY OF

MARCH, A.D. 2001, AT 8:30 O'CLOCK A.M.


     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE

COUNTY RECORDER OF DEEDS.



                                 /s/ HARRIET SMITH WINDSOR
                                 -----------------------------------------
                     [SEAL]      Harriet Smith Windsor, Secretary of State

2097120  8100                           AUTHENTICATION:  1001731

010102374                                         DATE:  03-02-01

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 08:30 AM 03/01/2001
                                                           010102374 - 2097120


                           CERTIFICATE OF CORRECTION
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               MAXTOR CORPORATION

          Maxtor Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          1.   The name of the Corporation is Maxtor Corporation.

          2. A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 13, 2000 and said Certificate requires correction as permitted by subsection (f) of
Section 103 of the General Corporation Law of the State of Delaware ("DGCL").

          3. The inaccuracy or defect of said Restated Certificate of Incorporation to be corrected is that paragraph 2 on page 1 of said Restated Certificate of Incorporation is incorrect in that it recites that the Restated Certificate of Incorporation further amended the Certificate of Incorporation of the Corporation in accordance with Sections 242 and 245 of the DGCL when in fact the Restated Certificate only restated and integrated the provisions of the Certificate of Incorporation in accordance with Section 245 of the DGCL.

          4. The Restated Certificate of Incorporation should be corrected so that paragraph 2 on page 1 reads as follows:

          "2. This Restated Certificate of Incorporation restates and integrates the provisions of the Certificate of Incorporation of this corporation and has been duly adopted in accordance with
               Section 245 of the General Corporation Law of the State of Delaware ("DGCL")."

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to the Restated Certificate of Incorporation to be executed this 28th day of February, 2001.

                                        MAXTOR CORPORATION



                                        By: /s/ GLENN H. STEVENS
                                            ------------------------------------
                                            Name:  Glenn H. Stevens
                                            Title: VP., General Counsel ??

                               State of Delaware

                        Office of the Secretary of State

                        ________________________________


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE,

DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED

CERTIFICATE OF "MAXTOR CORPORATION", FILED IN THIS OFFICE ON THE THIRTEENTH

DAY OF NOVEMBER, A.D. 2000, AT 9 O'CLOCK A.M.






                                 /s/ HARRIET SMITH WINDSOR
                                 -----------------------------------------
                     [SEAL]      Harriet Smith Windsor, Secretary of State

2097120  8100                           AUTHENTICATION:  1071394

010173183                                         DATE:  04-09-01

    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 11/13/2000
   001569154 - 2097120



                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               MAXTOR CORPORATION

     Maxtor Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies that:

     1. The name of the corporation is Maxtor Corporation. The corporation's original certificate of incorporation was filed with the Secretary of State of the State of Delaware on July 24, 1986.

     2. This Restated Certificate of Incorporation restates, integrates and amends the provisions of the Certificate of Incorporation of this corporation and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware ("DGCL").

     3. The text of the Certificate of Incorporation of this corporation is hereby restated to read in its entirety as follows:

     FIRST: The name of the corporation is Maxtor Corporation (hereinafter sometimes referred to as the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

     FOURTH:

     (A) The total number of shares of all classes of stock which the Corporation shall have authority to issue is three hundred forty-five million (345,000,000), consisting of:

          (1) ninety-five million (95,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

          (2) two hundred fifty million (250,000,000) shares of common stock, par value one cent ($.01) per share.

The shares of Preferred Stock authorized by this Restated Certificate of Incorporation may be issued from time to time in one or more series.

     (B) The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

     FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     (A) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     (B) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

     (C) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

     (D) Special meetings of stockholders of the Corporation may be called only by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer.

     SIXTH:

     (A) The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1994 annual meeting of stockholders, the term of office of the second class to expire at the 1995 annual meeting of stockholders and the term of office of the third class to expire at the 1996 annual meeting of stockholders, provided that the term of office of directors in office on the date of filing of this Restated Certificate of Incorporation is unaffected by the filing of this Restated Certificate of Incorporation. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

     (B) Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

        (C) Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        EIGHTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

        Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

        NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the then outstanding shares of the Capital Stock of the Corporation entitled to vote generally in the election or directors, voting together as a single class, shall be required to amend or appeal this Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

     TENTH:

     (A)  In anticipation that:

          (1) the Corporation will cease to be a majority-owned subsidiary of Hyundai Electronics America ("HEA") but that HEA will remain, for some period of time, a stockholder of the Corporation and along with certain other Hyundai Affiliates (as defined in Article ELEVENTH) have continued contractual, corporate and business relations with the Corporation;

          (2) the Corporation, on the one hand, and any Hyundai Affiliates or their customers or suppliers, on the other hand, may enter into contracts or otherwise transact business with each other and that the Corporation may derive benefits therefrom; and

          (3) the Corporation may from time to time enter into contractual, corporate or business relations with one or more of its directors, or one or more corporations, partnership, associations or other organizations in which one or more of its directors have a financial interest (collectively, "Related Entities");

the provisions of this Article TENTH are set forth to regulate and guide certain contractual relations and other business relations of the Corporation as they may involve certain Hyundai Affiliates, Related Entities and their respective officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

     (B) The provisions of this Article TENTH are in addition to, and not in limitation of, the provisions of the DGCL and the other provisions of this Restated Certificate of Incorporation. Any contract or business relation which does not comply with procedures set forth in this Article TENTH shall not by reason thereof be deemed void or voidable or result in any breach of any fiduciary duty to, or duty of loyalty to, or failure to act in good faith or in the best interests of, the Corporation, or the derivation of any improper personal benefit, but shall be governed by the remaining provisions of this Restated Certificate of Incorporation, the Bylaws, the DGCL and other applicable law.

     (C) No contract, agreement, arrangement or transaction between the Corporation and any Hyundai Affiliate or any Related Entity or between the Corporation and one or more of the directors or officers of the Corporation, any Hyundai Affiliate or any Related Entity, or any amendment, modification or termination thereof, shall be void or voidable solely for the reason that any Hyundai Affiliate, any Related Entity or any one or more of the officers or directors of the Corporation, any Hyundai Affiliate or any Related Entity are parties thereto, or solely because any such directors or officers are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes such contract, agreement, arrangement, transaction, amendment, modification or termination (each, a "Transaction") or solely because his or their votes are counted for such purpose, and any Hyundai Affiliate, any Related Entity and such directors and officers (i) shall have fully satisfied and fulfilled any fiduciary duties they may have to the Corporation and its stockholders with respect thereto, (ii) shall not be liable to the Corporation or its stockholders for any breach of fiduciary duty they may have by reason of the entering into, performance or consummation of any such Transaction, (iii) shall be deemed to have acted in good faith and in a manner such Persons reasonably believed to be in or not opposed to the best interests of the Corporation, to the extent such standard is applicable to such Persons' conduct, and (iv) shall be deemed not to have breached any duties of loyalty to the Corporation or its stockholders they may have and not to have derived an improper personal benefit therefrom, if:

        (w) the material facts as to the Transaction are disclosed or are known to the Board of Directors or the committee thereof that authorizes the Transaction and the Board of Directors or such committee in good faith authorizes or approves the Transaction by the affirmative vote of a majority of the Disinterested Directors (as defined in Article ELEVENTH) on the Board of Directors or such committee (even though the Disinterested Directors be less than a quorum);

        (x) the material facts as to the Transaction are disclosed or are known to the holders of voting stock entitled to vote thereon, and the Transaction is specifically approved in good faith by vote of the holders of a majority of the then outstanding voting stock not owned by any Hyundai Affiliate or such Related Entity, voting together as a single class, as the case may be; or

        (y) such Transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders of the Corporation.

In addition, each Transaction authorized, approved or effected, as described in
(w) or (x) above, shall be deemed to be entirely fair to the Corporation and its stockholders; provided, however, that if such authorization or approval is not obtained, or such Transaction is not so effected, no presumption shall arise that such Transaction is not fair to the Corporation and its stockholders.

        (D) Directors of the Corporation who are also directors or officers of any Hyundai Affiliate or any Related Entity may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes or approves any such Transaction and may vote at such meeting in accordance with the provisions of paragraph (C) of this Article TENTH. Equity securities with voting rights which are owned by any Hyundai Affiliate and any Related Entities may be counted in determining the presence of a quorum at a meeting of stockholders that authorizes or approves any such Transaction and may be voted at such meeting in accordance with the provisions of paragraph (C) of this Article TENTH.

        (E) No Hyundai Affiliates shall be liable to the Corporation or its stockholders for breach of any fiduciary duty it may have by reason of the fact that any Hyundai Affiliate takes any action or exercises any rights or gives or withholds any consent in connection with any Transaction between any Hyundai Affiliate and the Corporation. No vote cast or other action taken by any Person (as defined in Article ELEVENTH) who is an officer, director or other representative of any Hyundai Affiliate, which vote is cast or action is taken by such Person in his capacity as a director of the Corporation, shall constitute an action of, or the exercise of a right by, or a consent of, any Hyundai Affiliate for the purpose of any such Transaction.

        (F) For purposes of this Article TENTH, any Transaction with any corporation, partnership, joint venture, association or other entity in which the Corporation Beneficially Owns (as defined in Article ELEVENTH), directly or indirectly, fifty percent (50%) or more of the outstanding voting stock, voting power or similar voting interests, or with any officer or director thereof, shall be deemed to be a Transaction with the Corporation.

        (G) Notwithstanding anything in this Restated Certificate of Incorporation to the contrary, and in addition to any vote of the Board of Directors required by applicable law or this Restated Certificate of Incorporation, the affirmative vote of the holders of more than sixty-six and two-thirds percent (66-2/3%) of the voting power of the Corporation's equity then outstanding, voting together as a single class; shall be required to alter, amend or repeal in a manner adverse to the interests of any Hyundai Affiliate or adopt any provision adverse to the interests of any Hyundai Affiliate and inconsistent with, any provision of this Article TENTH. Neither the alteration, amendment or repeal of this Article TENTH nor the adoption of any provision inconsistent with this Article TENTH shall eliminate or reduce the effect of this Article TENTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article TENTH, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

        (H) Any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article TENTH.

        ELEVENTH:

        (A)  In anticipation that:

             (1) the Corporation will cease to be a majority-owned subsidiary of HEA but that HEA will remain, for some period of time, a stockholder of the Corporation;

             (2) the Corporation and certain Hyundai Affiliates may engage in the same or similar activities or lines of business and may have an interest in the same or similar areas of corporate opportunities;

             (3) there will be benefits to be derived by the Corporation through its continued contractual, corporate and business relation with the Hyundai Affiliates (including without limitation service of officers of certain Hyundai Affiliates as directors of the Corporation);

             (4) there will be benefits in providing guidelines for directors and officers of the Hyundai Affiliates and of the Corporation with respect to the allocation of corporate opportunities and other matters;

the provisions of this Article ELEVENTH are set forth to regulate, define and guide the conduct of certain affairs of the Corporation as they may involve the Hyundai Affiliates and their officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

        (B) Except as HEA may otherwise agree in writing, HEA shall have the right to, and shall have no duty not to, (i) engage in the same or similar business activities or lines of business as the Corporation, (ii) do business with any potential or actual customer or supplier of the Corporation, or (iii) employ or otherwise engage any officer or employee of the Corporation. Neither HEA nor any officer or director thereof (except as provided in paragraph (C) of this Article ELEVENTH) shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of such activities (set forth in the preceding sentence) of HEA or the participation therein of such Person. In the event that HEA acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both HEA and the Corporation, HEA shall have no duty to communicate or present such opportunity to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that HEA pursues or acquires such corporate opportunity for itself, directs such opportunity to another Person, or does not present such corporate opportunity to the Corporation.

        (C) If a director or officer of the Corporation who is also a director or officer of a Hyundai Affiliate acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Corporation and any Hyundai Affiliate such director or officer of the Corporation (i) shall have fully satisfied and fulfilled the fiduciary duties of such director or officer to the Corporation and its stockholders with respect to such corporate opportunity, (ii) shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that any Hyundai Affiliate pursues or acquires such corporate opportunity for itself or directs such corporate opportunity to another Person (including, without limitation, another Hyundai Affiliate) or does not communicate information regarding such corporate opportunity to the Corporation, (iii) shall be deemed to have acted in good faith and in a manner such Person reasonably believes to be in or not opposed to the best interests of the Corporation, and (iv) shall be deemed not to have breached his or her duty of loyalty to the Corporation or its stockholders and not to have derived an improper benefit therefrom, if such director or officer acts in a manner consistent with the following policy:

            (x) a corporate opportunity offered to any Person who is a director but not an officer of the Corporation and who is also an officer (whether or not a director) of any Hyundai Affiliate shall belong to such Hyundai Affiliate, unless such opportunity is expressly offered, in writing, to such Person primarily in his or her capacity as a director of the Corporation, in which case such opportunity shall belong to the Corporation;

            (y) a corporate opportunity offered to any Person who is an officer (whether or not a director) of the Corporation and who is also a director but not an officer of any Hyundai Affiliate shall belong to the Corporation, unless such opportunity is expressly offered, in writing, to such Person primarily in his or her capacity as a director of a Hyundai Affiliate, in which case such opportunity shall belong to such Hyundai Affiliate; and

            (z) a corporate opportunity offered to any other Person who is either (i) an officer of both the Corporation and a Hyundai Affiliate or (ii) a director of both the Corporation and a Hyundai Affiliate and not an officer of either entity, shall belong to such Hyundai Affiliate or to the Corporation, as the case may be, if such opportunity is expressly offered, in writing, to such Person primarily in his or her capacity as an officer or director of the Corporation or of such Hyundai Affiliate, respectively, otherwise, such opportunity shall belong to the Corporation.

        (D) Any corporate opportunity that belongs to a Hyundai Affiliate or to the Corporation pursuant to the foregoing policy shall not be pursued by the other, or directed by the other to another Person, unless and until the Hyundai Affiliate or the Corporation, as the case may be, determines not to pursue the opportunity. Notwithstanding the preceding sentence, if the party to whom the corporate opportunity belongs does not within a reasonable period of time begin to pursue, or thereafter continue to pursue, such opportunity diligently and in good faith, the other party may then pursue such opportunity or direct it to another Person.

        (E) For purposes of this Restated Certificate of Incorporation, "Hyundai Affiliates" shall mean Hyundai Electronics America, a California corporation ("HEA"), Hyundai Electronics Industries Co., Ltd. ("HEI"), all successors to HEA or HEI by way of merger, consolidation or sale of all or substantially all its assets, and all corporations, partnerships, joint ventures, associations and other entities that directly or indirectly, through one or more intermediaries, are controlled by HEA or HEI, other than the Corporation and all corporations, partnerships, joint ventures, associations and other entities directly or indirectly controlled by the Corporation. The term "control," as used in the immediately preceding sentence, shall mean with respect to a corporation or limited liability company the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company, and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

        (F) For purposes of this Article ELEVENTH, "corporate opportunities" shall consist of business opportunities which (i) the Corporation is financially able to undertake, (ii) are, from their nature, in the line or lines of the Corporation's business and are of practical advantage to it, and (iii) are ones in which the Corporation has an interest or reasonable expectancy. In addition, "corporate opportunities" shall not include any transaction in which the Corporation or any Hyundai Affiliate is permitted to participate pursuant to any subsequent agreement between the Corporation and any Hyundai Affiliate approved pursuant to Article TENTH hereof, it being acknowledged that the rights of the Corporation under any such agreement shall be deemed to be contractual rights and shall not be corporate opportunities of the Corporation for any purpose; provided, however, that no presumption or implication as to corporate opportunities relating to any transaction not explicitly covered by such an agreement shall arise from the existence or absence of any such agreement.

        (G) If any contract, agreement, arrangement or transaction between the Corporation and any Hyundai Affiliate involves a corporate opportunity and is approved in accordance with the procedures set forth in Article TENTH hereof, a Hyundai Affiliate and its officers and directors shall also, for the purposes of this Article ELEVENTH and the other provisions of this Restated Certificate of Incorporation, be deemed to have fully satisfied and fulfilled any fiduciary duties they may have to the Corporation and its stockholders. Any such contract, agreement, arrangement or transaction involving a corporate opportunity not so approved shall not by reason thereof result in any such breach of any fiduciary duty, but shall be governed by the other provisions of this Article ELEVENTH, this Restated Certificate of Incorporation, the Bylaws, the DGCL and other applicable law.

     (H) For purposes of this Article ELEVENTH, the "Corporation" shall mean the Corporation and all corporations, partnerships, joint ventures, associations and other entities in which the Corporation Beneficially Owns, directly or indirectly, thirty-three and one-third percent (33-1/3%) or more of the outstanding voting stock, voting power or similar voting interests. For purposes of this Article ELEVENTH and Article TENTH, (i) "Beneficial Owners," "Beneficially Own," "Beneficially Owned," "Beneficial Ownership," and words of similar import shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, or as successor rule, (ii) "Person" shall mean any individual, firm, corporation or other entity; and (iii) "Disinterested Director" shall mean a director of the Corporation who is not and has never been an officer, employee or paid consultant of any Hyundai Affiliate or the Corporation.

     (I) For purposes of this Article ELEVENTH, a director of the Corporation who is Chairman of the Board of Directors of the Corporation or a committee thereof shall not be deemed to be an officer of the Corporation by reason of holding such position (regardless of whether such position is deemed an office of the Corporation under the Bylaws of the Corporation), unless such Person is a full-time employee of the Corporation.

     (J) Notwithstanding anything in this Restated Certificate of Incorporation to the contrary and in addition to any vote of the Board of Directors required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of more than sixty-six and two-thirds percent (66-2/3%) of the voting power of the Company's equity securities then outstanding, voting together as a single class, shall be required to alter, amend or repeal in a manner adverse to the interests of the Hyundai Affiliates, or adopt any provision adverse to the interests of any Hyundai Affiliate and inconsistent with, any provision of this Article ELEVENTH. Neither the alteration, amendment or repeal of this Article ELEVENTH nor the adoption of any provision inconsistent with this Article ELEVENTH shall eliminate or reduce the effect of this Article ELEVENTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article ELEVENTH, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

     (K) Any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

     IN WITNESS WHEREOF, the corporation has caused this Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer and attested to by its Secretary this 10th day of December, 2000.


                                          /s/ MICHAEL R. CANNON
                                          --------------------------------------
                                          Michael R. Cannon
                                          President and Chief Executive Officer

Attest:

/s/ GLENN H. STEVENS
-----------------------------------
Glenn H. Stevens, Secretary

                                   EXHIBIT B
                                     BYLAWS

                              MAXTOR CORPORATION,
                             a Delaware Corporation
                          AMENDED AND RESTATED BYLAWS

                                   ARTICLE 1

                                  STOCKHOLDERS

     Section 1. Annual Meeting. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the last annual meeting of stockholders, or if no such meeting has been held, the date of incorporation.

     Section 2. Special Meetings. Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called only by (i) the Board of Directors, (ii) the Chairman of the Board or (iii) the Chief Executive Officer of the Corporation, and shall be held at such place, on such date, and at such time as they or he or she shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of the meeting. In the event a special meeting is rightfully called by a person other than the Board of Directors, the Board shall cooperate in causing the meeting to be properly noticed and the matter as to which the meeting was called to be properly brought before the meeting.

     Section 3. Notice of Meetings. Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation, as amended from time to time). The Notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

        Section 4. Quorum. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

        If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

        If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

        Section 5. Conduct of Stockholders' Meeting. At every meeting of the stockholders, the Chairman of the Board, if there is such an officer, or if not, the person appointed by the Board of Directors, shall act as Chairman. The Secretary of the corporation or a person designated by the Chairman of the meeting shall act as Secretary of the meeting. Unless otherwise approved by the Chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 8 of these By-laws to act by proxy, and officers of the corporation.

        The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

        The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 5. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 5, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Section 7. Notice of Stockholder Business. At any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) properly brought before the meeting by or at the direction of the Board of Directors, or (c) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of such meeting is first made.

     A stockholder's notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting
(a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. For purposes of this
Section 7, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 7. Nothing in this Section 7 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 8. Proxies and Voting. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law. Each stockholder of record entitled to vote at a meeting of stockholders, may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

        Section 9. Action at Meeting. When a quorum is present at any meeting, any election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter), except when a different vote is required by express provision of law or these By-laws.

        All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

        Section 9. Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

        The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

        Section 10. No Stockholders Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 1.  Number and Term of Office.

AS IN EFFECT PRIOR TO THE EFFECTIVE TIME OF THE MERGER (AS SUCH TERMS ARE DEFINED IN THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (THE "AMENDED MERGER AGREEMENT"), DATED AS OF OCTOBER 3, 2001 BY AND AMONG QUANTUM CORPORATION ("QUANTUM"), A DELAWARE CORPORATION, SPINCO CORPORATION, A DELAWARE CORPORATION AND A WHOLLY-0WNED SUBSIDIARY OF QUANTUM, HAWAII ACQUISITION CORPORATION, A DELAWARE CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF THE CORPORATION, AND THE CORPORATION):

The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1994 annual meeting of stockholders, the term of office of the second class to expire at the 1995 annual meeting of stockholders and the term of office of the third class to expire at the 1996 annual meeting of stockholders, provided that the term of office of directors in office on the date these Amended and Restated Bylaws are adopted is not affected by the adoption of these Amended and Restated Bylaws. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. All directors shall hold office until the expiration of the term for which elected and until their respective successor are elected, except in the case of the death, resignation or removal of any director.

AS IN EFFECT AFTER THE EFFECTIVE TIME OF THE MERGER:

The number of directors shall be fixed from time to time exclusively by the Board of Directors. Prior to the annual meeting of stockholders held in 2004, the directors shall be divided into three classes, which need not be equal in number, the size to be fixed exclusively by the Board of Directors. From and after the annual meeting of stockholders to be held in 2004, the classes shall be as nearly equal in number as reasonably possible as determined exclusively by Board of Directors. All determinations by the Board of Directors under this
Section 1 shall be pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorship at the time any such resolution is presented to the Board of Directors for adoption). Each director shall be elected to a three-year term.

     Section 2. Vacancies and Newly Created Directorships. Except as provided in the Certificate of Incorporation of the Corporation, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 3. Removal. Any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

     Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     Section 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President and Chief Executive Officer, two or more directors, or by one director in the event there is only a single director in office, and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived (i) by giving notice to such director in person or by telephone or electronic voice message system at least 24 hours in advance of the meeting,
(ii) by sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least five (5) days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     Section 6. Quorum. At any meeting of the Board of Directors, a majority of the total number of authorized directors shall constitute a quorum for all purposes. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law or these By-Laws.

     Section 7. Participation in Meetings by Conference Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

        Section 8. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing. Any such written consents shall be filed with the minutes of proceedings of the Board or committee.

        Section 9. Compensation of Directors. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

        Section 10. Nomination of Director Candidates: Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal execute offices not less than 120 calendar days in advance of the date that the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of such meeting is first made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. For purposes of this Section 10, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. Notwithstanding the foregoing provisions of this

Section 10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 10. Nothing in this Section 10 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     In the event that a person is validly designated as a nominee in accordance with this Section 10 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 10 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

     If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 10, such nomination shall be void; provided, however, that nothing in this Section 10 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

                                  ARTICLE III

                                   COMMITTEES

     Section 1. Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Section 2. Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the authorized members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                   ARTICLE IV

                                    OFFICERS

     Section 1. Generally. The officers of the Corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board, and one or more Vice Presidents and Assistant Secretaries. Except as otherwise provided in the Certificate of Incorporation of the Corporation, officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. The Chairman of the Board, if there be such an officer, and the President shall each be members of the Board of Directors. Any number of offices may be held by the same person.

     Section 2. Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

     Section 3. President. The President shall be the chief executive officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, other than the Chairman of the Board, if there be such an officer.

        Section 4. Vice President. Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors or the President. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

        Section 5. Treasurer. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the Corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

        Any Assistant Treasurer shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

        Section 6. Secretary. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

        Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

        In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

        Section 7. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

        Section 8. Removal. Except as otherwise provided in the Certificate of Incorporation of the Corporation, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

        Section 9. Action With Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE V

                                     STOCK

        Section 1. Certificates of Stock. Each stockholder shall be entitled to a certificate, in such a form as may be prescribed by law, signed by, or in the name of the Corporation by, the President or as Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any of or all the signatures on the certificate may be facsimile.

        Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

        Section 2. Transfers of Stock. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or the By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

     Section 3. Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 4. Lost, Stolen or Destroyed Certificates. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

     Section 5. Regulations. The issue, transfer, conversion or registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE VI

                                    NOTICES

     Section 1. Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or dispatched, if delivered through the mails or by prepaid telegram, mailgram, telecopy or commercial courier service, shall be the time of the giving of the notice.

     Section 2. Waivers. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 1. Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 2. Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section 3. Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

     Section 4. Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

     Section 5. Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                  ARTICLE VIII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall, to the extent such person is an officer or director of the Corporation, and may otherwise on the resolution of the Board of Directors, be indemnified and held harmless by the Corporation to the fullest extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this by-law or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VIII, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the board of directors of the Corporation. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by a director of officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

     Section 2. Right of Claimant to Bring Suit. If a claim under Section 1 is not paid in full by the Corporation within twenty (20) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     Section 3. Non-Exclusivity of Rights. The rights conferred on any person in Sections 1 and 2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 4. Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VIII.

     Section 5. Insurance. The Corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section 6. Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VIII by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                   ARTICLE IX

                                   AMENDMENTS

     Section 1. By the Board of Directors. Except as is otherwise set forth in these By-laws, these By-laws may be altered, amended or repealed or new By-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     Section 2. By the Stockholders. Except as otherwise set forth in these By-laws, these By-laws may be altered, amended or repealed or new By-laws may be adopted by the affirmative By-laws may be altered, amended or repealed or new By-laws may be adopted by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new By-laws shall have been stated in the notice of such special meeting.

                            CERTIFICATE OF SECRETARY

     I, Glenn H. Stevens, hereby certify:

     1. That I am the duly elected and acting Secretary of MAXTOR CORPORATION, a Delaware corporation (the "Corporation"); and

     2. That the foregoing Bylaws comprising sixteen (16) pages, constitute the Amended and Restated Bylaws of the Corporation as duly adopted by the Board of Directors at a meeting October 3, 2000.

     IN WITNESS WHEREOF, I have hereunder subscribed my name this 12th day of March, 2001.


                                         /s/ GLENN H. STEVENS
                                         ----------------------------------
                                         Glenn H. Stevens, Secretary

                                   EXHIBIT C
                               BOARD RESOLUTIONS

                               MAXTOR CORPORATION
                       ASSISTANT SECRETARY'S CERTIFICATE


     I, William Sweeney, in my capacity as Assistant Secretary of Maxtor Corporation, a Delaware corporation (the "CORPORATION"), and on behalf of the Corporation, do hereby certify as set forth below:

     1. I am the duly elected, qualified and acting Assistant Secretary of the Corporation, and as such, I am authorized to execute and deliver this certificate on behalf of the Corporation.

     2. Attached hereto as EXHIBIT A is a true, complete and correct copy of resolutions duly and validly adopted at a regular meeting of the board of directors of the Corporation (the "BOARD") held on August 7, 2001, pursuant to which the Board approved the execution and delivery of the Agreement and Plan of Reorganization (the "AGREEMENT"), by and among the Corporation, Lime Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Corporation ("MERGER SUB"), MMC Technology, Inc., a California corporation, and Hynix Semiconductor America, a California corporation, the performance by the Corporation of all of the terms thereof, and the consummation of all of the transactions contemplated thereby. Such resolutions have not been amended or modified, are in full force and effect and are the only resolutions adopted by the Board relating to the Agreement and the transactions contemplated thereby.

     IN WITNESS WHEREOF, the undersigned has caused this Assistant Secretary's Certificate to be executed as of the 15th day of August 2001.

                                        MAXTOR CORPORATION


                                        /s/ WILLIAM SWEENEY
                                        ----------------------------------------
                                        William Sweeney
                                        Assistant Secretary

                                   EXHIBIT A

                               RESOLUTION OF THE
                             BOARD OF DIRECTORS OF
                               MAXTOR CORPORATION

                                 AUGUST 7, 2001

I.   AUTHORIZATION OF MERGER.

     WHEREAS, the Board of Directors (the "Board") of Maxtor Corporation, a Delaware corporation (the "Corporation") has determined that it is desirable and in the best interests of the Corporation and its stockholders, based on the recommendation of the Affiliated Transactions Committee, to enter into the Agreement and Plan of Reorganization by and between the Corporation, Lime Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Corporation ("Merger Sub"), MMC Technology, Inc., a California corporation (the "Target"), and Hynix Semiconductor America Inc., a California corporation, in substantially the form attached hereto at Attachment 1 (the "Merger Agreement"), providing for, among other things, the merger of the Target with and into Merger Sub pursuant to which the Target shall be the surviving corporation and become a wholly-owned subsidiary of the Corporation (the "Merger").

     WHEREAS, the Board has determined, based on the recommendation of the Affiliated Transactions Committee, that is desirable and in the best interests of the Corporation and its stockholders to consummate the transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, BE IT RESOLVED, that, based on the recommendation of the Affiliated Transactions Committee, the terms and conditions of the Merger as set forth in the Merger Agreement are hereby authorized and approved, with such changes and modifications as the officers of the Corporation may consider necessary or appropriate.

     RESOLVED FURTHER, that the form of the Merger Agreement, substantially in the form attached hereto as Attachment 1, is hereby approved, and the officers of the Corporation be, and each of them is, authorized and directed to execute and deliver the Merger Agreement and such other agreements as are provided as set forth in the exhibits to the Merger Agreement, and such other instruments and documents, as may be necessary or appropriate to consummate the transactions contemplated by the Merger, together with such changes, modifications, additions or deletions as the officer of the Corporation executing the same may deem necessary or appropriate, such approval to be conclusively evidenced by the execution and delivery thereof.

     RESOLVED FURTHER, that the officers of the Corporation be, and each of them is, authorized and directed to create and form a wholly owned subsidiary of the Corporation under Delaware law named Lime Acquisition Corporation.

     RESOLVED FURTHER, that in furtherance of the Merger, the officers of the Corporation be, and each of them is, authorized and directed to execute and file with the Secretary of State of the State of California a certificate of merger ("Certificate of Merger") pursuant to the California General Corporation Law, such Certificate of Merger to be in the form approved by the officer executing the same, and, if appropriate, such other certificates, instruments, and documents as may be required to be filed by the Corporation with the Secretary of State of California or any other state, together with such changes, modifications, additions or deletions as the officer of the Corporation executing the same may deem necessary or appropriate, such approval to be conclusively evidenced by the execution and filing thereof.

     RESOLVED FURTHER, that all prior actions taken by any officer of the Corporation with respect to the preparation, negotiation and execution of the Merger Agreement and all agreements related thereto and otherwise to effect the purposes and intent of the Merger Agreement, are hereby ratified, confirmed and approved.

2.   ENABLING RESOLUTIONS.

     RESOLVED, that any officer of the Corporation is hereby authorized to take such further actions as any of them shall deem necessary or advisable in order to carry out and perform the purpose and intent of the foregoing resolutions.

     RESOLVED FURTHER, that any actions taken prior to the date of the foregoing resolutions by any officer of the Corporation that are within the authority conferred upon such officer, are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

                         MAXTOR RECEIVABLES CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                            OF THE SOLE SHAREHOLDER
                           IN LIEU OF SPECIAL MEETING

     The undersigned, being the sole shareholder of all of the outstanding shares of Maxtor Receivables Corporation, a California corporation (the "Corporation"), in accordance with Section 603 of the California Corporations Code and Section 2.12 of Article II of the Bylaws of the Corporation, hereby consents to the taking of the following actions and adoption of the following resolutions, and directs that this Consent be executed in lieu of and for the purposes of and with the same effects as a special meeting of the sole shareholder, and be filed with the Minutes of the meetings of the sole shareholder by the Secretary of the Corporation:

                     AMENDMENT OF ARTICLES OF INCORPORATION

     WHEREAS, the Board of Directors of this Corporation has adopted, by unanimous written consent dated as of the date hereof (the "Consent"), resolutions approving the amendment and restatement of the Articles of Incorporation, a copy of such Consent which is attached hereto as EXHIBIT A and made a part hereof;

     NOW, THEREFORE, BE IT RESOLVED, that the undersigned shareholder does hereby adopt, approve and consent to the aforementioned amendment and restatement of the Articles of Incorporation, a copy of which is attached hereto as EXHIBIT B and made a part hereof.

                              AMENDMENT OF BYLAWS

     WHEREAS, the Board of Directors of this Corporation has adopted, by unanimous written Consent dated as of the date hereof, resolutions approving the amendment and restatement of the Bylaws, as amended, a copy of such Consent which is attached hereto as EXHIBIT A and made a part hereof;

     NOW, THEREFORE, BE IT RESOLVED, that the undersigned shareholder does hereby adopt, approve and consent to the aforementioned amendment and restatement of the Bylaws, as amended, a copy of which is attached hereto as EXHIBIT C and made a part hereof.

                               GENERAL AUTHORITY

     RESOLVED, that any and all actions heretofore taken by the officers of the Corporation within the terms of any of the foregoing resolutions are hereby ratified, approved and confirmed, and declared to be the valid and binding acts and deeds of the Corporation; and

     FURTHER RESOLVED, that the officers of this Corporation be and they hereby are authorized, directed and empowered to do all such other acts and things and to execute and deliver all such certificates or other documents and to take such other action as they deem necessary or desirable to carry out the purposes and intent of the above resolutions.

          Dated as of November __, 2001

          SHAREHOLDER:

                                        ----------------------------------------
                                                  MAXTOR CORPORATION

                                        By: Glenn H. Stevens
                                        Its: Vice President and General Counsel

                                   EXHIBIT A

                       CONSENT OF THE BOARD OF DIRECTORS



                                 (see attached)

                                   EXHIBIT B

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION



                                 (see attached)

                                   EXHIBIT C

                          AMENDED AND RESTATED BYLAWS




                                 (see attached)